                                                             Exhibit 10.17.1

Western Digital (Singapore) Pte Ltd
36 Robinson Road #18-01
City House
Singapore 0106


Dear Sirs


750B CHAI CHEE ROAD
2ND, 4TH AND 5TH STOREY
CHAI CHEE INDUSTRIAL PARK

1. We refer to the Sub-lease Agreement dated this 9th day of November 1993 between WAN TIEN REALTY (PTE) LTD as Sub-lessor and
WESTERN DIGITAL (SINGAPORE) PTE LTD as Sub-lessee for the above mentioned premises.

2. Further to the clauses referred to in the above mentioned Sub-lease Agreement, we confirm the following:

      (a) In addition to the rent payable, all direct operating costs for the supply of air-conditioning to the demised premises are payable by the Sub-lessee to the Sub-lessor as apportioned by the Sub-lessor.

      (b) Without prejudice to the provisions of Clause 2(a) of the Sub-lease Agreement, the Sub-lessor has agreed, strictly as an indulgence, to allow the Sub-lessee to pay the annual rent in advance and clear of all deductions by monthly payments respectively on the 1st day of each month with effect from the 1st day of September 1993. The Sub-lessor reserves the right to withdraw this indulgence at any time and revert to strict adherence to the terms of the Sub-lease Agreement.

Western Digital (Singapore) Pte Ltd
Page 2



3. In addition, the following terms and conditions imposed by the Housing & Development Board (hereinafter referred to as "the HDB") shall apply :

      (a) The Sub-lessee shall not assign, sublet or part with or share the possession of the sublet premises or any part thereof or permit any other party or person by way of a license or otherwise to occupy the sublet premises or any part thereof at any time during the subletting terms.

      (b) The Sub-lessee shall permit the HDB and/or the Sub-lessor or their respective servants or agents with or without workmen, tools and equipment during the subletting term at all reasonable times to enter upon the sublet premises and every part thereof to examine the state and condition of the same and of defects decays and wants of reparation and of all breaches of covenants there found.

      (c) The Sub-lessee shall not cause or do or suffer to be done any act or thing which may as between the Sub-lessor and the HDB constitute or cause a breach by the Sub-lessor of any of the terms, covenants, conditions or stipulations on the part of the Sub-lessor to be observed or performed by virtue of the lease or sublease between the Sub-lessor and the HDB herein before mentioned but shall do or permit to be done any act or thing to comply with or to prevent a breach of any of such terms, covenants, conditions or stipulations with no liability on the part of the HDB for any inconvenience, loss, damages, costs, expenses or compensation whatsoever in the event that the HDB or its servants or authorized agents with or without workman, tools and equipment should enter upon the Sub-lessor's premises or the sublet premises to do any act or thing which the HDB is entitled to do by virtue of the said lease or sublease or of any laws, by-laws, rules or regulations.

      (d) The Sub-lessor shall for the purpose of the Sub-clause (c) aforesaid acquaint the Sub-lessee with the terms, covenants, conditions and stipulations of the lease or sublease between the Sub-lessor and the HDB and any variations or amendments thereto.

Western Digital (Singapore) Pte Ltd
Page 3



      (e) In the event that the HDB at any time before the expiry of the subletting term gives three (3) months' notice in writing requiring that this subletting be terminated or becomes entitled to and re-enters the Sub-lessor's premises or any part thereof in the name of the whole the subletting term shall upon the expiry of the said notice or upon the said re-entry absolutely determine without prejudice to any rights and/or remedies which have accrued to either party against the other under this Agreement and without the HDB being liable for any inconvenience, loss, damages, compensation, costs or expenses whatsoever.

4. Please confirm your acceptance of the above by signing and returning the duplicate of this letter.

              Dated this 9th day of November 1993.


Yours faithfully,



TAN AH BAH
for and on behalf of
WAN TIEN REALTY (PTE) LTD
acting under a Power of Attorney
dated 6th day of August 1992


________________________________________________________________

                  A C K N O W L E D G E M E N T


              I/We, Yew Ah Ming, for and on behalf of WESTERN DIGITAL (SINGAPORE) PTE LTD, hereby unconditionally confirm my/our acceptance of the above.




November 9, 1993                                _______________________________
                                                    AUTHORIZED SIGNATORY/IES
                                                    COMPANY STAMP

              DATED THIS 9TH DAY OF NOVEMBER 1993


                           BETWEEN


                   WAN TIEN REALTY (PTE) LTD

                              AND

              WESTERN DIGITAL (SINGAPORE) PTE LTD
                    (2ND, 4TH & 5TH STOREY)




           ****************************************
                          SUB - LEASE
           ****************************************

                 THIS Sub-lease is made the 9th day of November One thousand nine hundred and ninety-three between WAN TIEN REALTY (PTE) LTD, a company incorporated in the Republic of Singapore and its registered office at 68 Orchard Road, Singapura Singapore (hereinafter referred to as "the Sub-lessor") of the one part and WESTERN DIGITAL (SINGAPORE) PTE LTD, a company incorporated in the Republic of Singapore and having its registered office at 36 Robinson Road #18-01, City House, Singapore 0106 Parties

(hereinafter referred to as "the Sub-lessee") of the other part.

                          WITNESSETH as follows:

                 1.       IN CONSIDERATION of the rents and the Sub-lessee's covenants             Demise
                 hereinafter reserved and contained the Sub-lessor hereby demises unto the Sub-lessee ALL THAT premises more particularly described in the
                 First Schedule hereto (hereinafter called "the Demised Premises")
                 being a part of the Industrial Park known as "CHAI CHEE INDUSTRIAL
                 PARK", Chai Chee Road, Singapore (hereinafter called "the Industrial
                 Park") Together with (but to the exclusion of all other liberties easements rights or advantages):

                          (a)     The right for the Sub-lessee and others duly
                                  authorized by the Sub-lessee  of ingress and egress to
                                  and from the Demised Premises in over and along all
                                  the usual entrances landings lifts and passage ways
                                  leading thereto in common with the Sub-lessor and all
                                  others so authorized by the  Sub-lessor and all other
                                  persons entitled thereto, such rights being only so
                                  far as is necessary and as the Sub-lessor can lawfully
                                  grant.

                          (b)     The right to the free and uninterrupted use of all
                                  electric, telephone and other pipes, wires and cables
                                  upon through or under adjacent premises in the
                                  Industrial Park all such rights to be so far as is
                                  necessary for the enjoyment of the Demised Premises
                                  and in common with the Sub-lessor and all others so
                                  authorized by the Sub-lessor and all other persons
                                  entitled thereto.

                          (c)     The right for the Sub-lessee and all others authorized
                                  by the Sub-lessee to the use and benefit of the
                                  air-conditioning

                                  system installed in the Industrial Park in common with
                                  the Sub-lessor and all others so  authorized by the
                                  Sub-lessor and all other persons entitled thereto

                          (d)     The right for the Sub-lessee and others authorized by
                                  the Sub-lessee to the use of such sufficient toilet
                                  facilities in the Industrial Park as shall be provided
                                  by the Sub-lessor but such use shall be in common with
                                  the Sub-lessor and all others so authorized by the
                                  Sub-lessor and all other persons entitled thereto.


                          EXCEPTING AND RESERVING unto the Sub-lessor the free                     Annual
                 uninterrupted use of all gas water and other pipes, electric telephone            Rent
                 and other wires conduits flues and drains in through or under the
                 Demised Premises TO HOLD the Demised Premises unto the Sub-Lessee for the term of two ( 2 ) years from the 1st day of September 1993
                 (hereinafter called the 'Date of Commencement') YIELDING AND PAYING
                 THEREFOR during the term hereby created the rent calculated at the rate specified  in the Second Schedule hereto, and the rent shall be paid in advance and clear of all deductions by three-monthly payments respectively on the 1st day of January, April July and October in each year (hereinafter called the "Payment Dates") Provided that on or before the Date of Commencement the Sub-lessee shall pay to the
                 Sub-lessor the rent calculated from the Date of Commencement up to the day immediately before the next Payment Date and thereafter the rent shall be paid on the Payment Dates.

                 2.       The Sub-lessee hereby covenants with the Sub-lessor as                   Sub-lessee's
                 follows:                                                                          Covenants

                          (a)     To pay the said rent on the Payment Dates and in the             Rent
                                  manner aforesaid.

                          (b)     To pay to the Sub-lessor on or before the execution              Deposit
                                  of this Sub-lease the sum of Dollars Five Hundred
                                  Seventy-One Thousand Three Hundred and Sixty-Eight
                                  Only


                                                                           ($571,368.00)
                                  equivalent to three (3) months' rent to be held by the
                                  Sub-lessor as security for the due observance and
                                  performance by the Sub-lessee of all and singular the
                                  several covenants conditions

                                  stipulations and agreements on the part of the
                                  Sub-lessee herein contained, which sum shall be
                                  maintained at this figure during the term hereby
                                  created and shall not be deemed to be or treated as
                                  payment of the rent and the same shall be refunded to
                                  the Sub-lessee without interest on the expiration of
                                  the term hereby created less such sum as may be due to
                                  the Sub-lessor.

                                  Provided that in lieu of payment of the said sum of
                                  Dollars, the Sub-lessee may obtain and deliver to the
                                  Sub-lessor a guarantee in writing or an irrevocable
                                  letter of credit issued by a bank acceptable to the
                                  Sub-Lessor undertaking to pay the said sum on demand
                                  by the Sub-lessor which guarantee or irrevocable
                                  letter of credit shall be on terms and conditions
                                  acceptable to the Sub-lessor.

                          (c)     To pay to HDB all Sub-letting fees and impositions               Sub-letting
                                  whatsoever which are now or which at any time                    Fees
                                  hereafter during the term hereby created may be
                                  imposed or charged in respect of the Sub-letting of
                                  the Demised Premises to the Sub-lessee.

                          (d)(i)  During the term hereby created to pay any increase of            Property
                                  property tax or other imposition of a like nature by             Tax and
                                  whatever name called whether by way of an increase in            Other Taxes
                                  the rate of tax or imposition or an increase in the
                                  annual value not being the first increase in the
                                  annual value brought about by the erection and
                                  construction of the Industrial Park over and above the
                                  amount of such property tax or imposition levied or
                                  imposed as at the Date of Commencement where such
                                  increase is due or attributable to an increase in the
                                  rate of property tax payable or an increase in the
                                  annual value aforesaid and to pay any new imposition
                                  (including surcharge on property tax) by whatever name
                                  called which may hereafter be levied or imposed on the
                                  Demised Premises.  In the event of the Demised
                                  Premises not being separately assessed but the
                                  Industrial Park being assessed as a whole then for the
                                  purpose of ascertaining the additional or other amount
                                  payable by the Sub-lessee under this Clause any such
                                  increase in property tax or outgoing or any new
                                  imposition shall be

                                  apportioned and the Sub-lessee shall pay such
                                  proportion thereof as the floor area of the Demised
                                  Premises bears to the total area of the rentable floor
                                  space in the Industrial Park.

                          (d)(ii) It is hereby agreed that the rent and other sums
                                  payable by the Sub-lessee under this Sub-lease
                                  (hereinafter collectively called the Agreed Sum)
                                  shall, as between the Sub-lessor and the Sub-lessee,
                                  be exclusive of any applicable goods and services tax,
                                  imposition, duty and levy whatsoever (hereinafter
                                  collectively called Taxes) which may from time to time
                                  be imposed or charged before, on or after the
                                  commencement of this Sub-lease (including any
                                  subsequent revisions thereto) by any government,
                                  quasi-government, statutory or tax authority
                                  (hereinafter called the Authorities ) on or calculated
                                  by reference to the amount of the Agreed Sum (or any
                                  part thereof) and the Sub-lessee shall pay all such
                                  Taxes or reimburse the Sub-lessor for the payment of
                                  such Taxes, as the case may be, in such manner and
                                  within such period as to comply or enable the
                                  Sub-lessor to comply with any applicable orders or
                                  directives of the Authorities and the relevant laws
                                  and regulations.

                                  If the Sub-lessor or the Sub-lessee (or any person on
                                  their behalf) is required by law to make any deduction
                                  or withholding or to make any payment, on account of
                                  such Taxes, from or calculated by reference to the
                                  Agreed Sum (or any part thereof):

                                  (aa)     the Sub-lessee shall pay, without requiring
                                           any notice from the Sub-lessor all such Taxes
                                           for its own account (if the liability to pay
                                           is imposed on the Sub-lessee), or on behalf
                                           of and in the name of the Sub-lessor (if the
                                           liability to pay is imposed on the Sub-
                                           lessor) on receipt of written notice from the
                                           Sub-lessor, and without prejudice to the
                                           foregoing, if the law requires the Sub-lessor
                                           to collect and to account for such Taxes, the
                                           Sub-lessee shall pay such Taxes to the
                                           Sub-lessor (which shall be in addition to the
                                           Sub-lessee's liability to pay the Agreed Sum)
                                           on receipt of written notice from the
                                           Sub-lessor; and

                                  (bb)     the sum payable by the Sub-lessee in respect
                                           of which the relevant deduction, withholding
                                           or payment is required on account such Taxes,
                                           shall be increased to the extent necessary to
                                           ensure that after the making of the aforesaid
                                           deduction, withholding or payment, the Sub-
                                           lessor or any person or persons to whom such
                                           sum is to be paid, receives on due date and
                                           retains (free from any liability in respect
                                           of any such deduction, withholding or Taxes)
                                           a net sum equal to what would have been
                                           received and retained had no such deduction,
                                           withholding or payment been required or made.

                                  The rights of the Sub-lessor under this clause shall
                                  be in addition and without prejudice to any other
                                  rights or powers of the Sub-lessor under any
                                  applicable order or directive of the Authorities
                                  or any relevant law or regulation, to recover
                                  from the Sub-lessee the amount of such Taxes
                                  which may be or is to be paid or borne by the
                                  Sub-lessor.

                                  The Sub-lessee shall indemnify and hold harmless the
                                  Sub-lessor from any losses, damages, claims, demands,
                                  proceedings, actions, costs, expenses, interests and
                                  penalties suffered or incurred by the Sub-lessor
                                  arising from any claim, demand, proceeding or action
                                  that may be made or instituted by the Authorities in
                                  respect of such Taxes and resulting from any failure
                                  or delay on the part of the Sub-lessee in the payment
                                  and discharge of any such Taxes.

                          (e)     To pay all stamp duty and all the Sub-lessor's legal             Legal and
                                  costs charges and expenses of and incidental to the              Other
                                  preparation completion stamping and registration of              Costs
                                  this Sub-lease and or any surrender or other
                                  termination thereof otherwise then by affluxion of
                                  time and in case of default by the Sub-lessee in
                                  performing or observing any covenants herein contained
                                  or implied the Sub-lessee shall pay to the Sub-lessor
                                  all legal and other costs, charges and expenses for
                                  which the Sub-lessor shall become liable  in
                                  consequence of or in connection with any default
                                  within seven (7) days of the Sub-lessor requesting him
                                  so to do.

                          (f)     To pay all rates charges and the like (including                 PUB and
                                  taxes) for services supplied and metered separately to           Other
                                  the Demised Premises and charged by the Public                   Charges
                                  Utilities Board or other authority(ies) or undertaking
                                  and in the event of such services not being supplied
                                  and metered separately to the Demised Premises to pay
                                  to the Sub-lessor a proportionate part of the cost
                                  thereof, such cost to be calculated by the Sub-lessor
                                  and notified to the Sub-lessee in writing and such
                                  notification shall be accepted by the Sub-lessee as
                                  final and conclusive as to the amount thereof and in
                                  the event of the Public Utilities Board or other
                                  authority(ies) or undertaking responsible for the
                                  supply of services supplied and used in the Industrial
                                  Park increasing the charges therefore the Sub-lessee
                                  shall pay to  the Sub-lessor a proportionate part of
                                  such increased costs as calculated by the Sub-lessor
                                  and notified to the Sub-lessee in writing which
                                  notification shall be accepted by the Sub-lessee as
                                  final and conclusive as to the amount thereof.
                                  Subject to the approval of HDB, the Sub-lessor may
                                  cause to be installed in the Industrial Park at the
                                  expense of the Sub-lessee separate meters to measure
                                  the consumption of the

                                  said services by the Sub-lessee.  Provided Always that
                                  nothing herein shall render it obligatory on the part
                                  of the Sub-lessor to supply or cause to be supplied
                                  such services to the Demised Premises, unless
                                  expressly agreed to by the Sub-lessor.

                          (g)     Subject to all approvals being obtained by the                   Electrical
                                  Sub-lessee from the HDB and the relevant authorities,            and Other
                                  to install at the Sub-lessee's own cost and expense              Appliances
                                  all electrical or other appliances including
                                  telephones and teleprinters (as the Sub-lessee may
                                  require) in such a manner that the wires shall not run
                                  across  the floor or ceiling or along the walls of the
                                  Demised Premises so as to be visible in the Demised
                                  Premises but shall be concealed in metal conduits and
                                  if running along the floor shall be concealed in the
                                  ducts in the underfloor trunking.

                          (h)     Without prejudice to Clause 2(n) hereof to give notice           Notice of
                                  forthwith to the Sub-lessor of any damage that may               Damage
                                  occur to the Demised Premises and of any accident to
                                  or defect in  the water pipes gas pipes electrical
                                  wiring air-conditioning ducts or any other fittings
                                  and/or fixtures therein.

                          (i)     Subject to the prior written consent of the Sub-lessor           Internal
                                  and to all approvals being obtained by the Sub-lessee            Fittings
                                  from the relevant authorities to carry out within the            and Works
                                  Demised Premises at the Sub-lessee's own cost and
                                  expense all fittings and works which are not provided
                                  by the Sub-lessor including all or any of the
                                  following as may be necessary:

                                    (i)    partitioning within the Demised Premises;

                                   (ii)    installation of all necessary
                                           air-conditioning distribution ducts
                                           connecting the same to the main
                                           air-conditioning ducts of the Industrial
                                           Park;

                                  (iii)    installation of all necessary electrical
                                           wiring conduits fittings and fixtures;

                                   (iv)    provision of interior plaster or other
                                           materials or rendering on walls floors and
                                           ceiling; and

                                    (v)    where water or gas is to be supplied to the
                                           Demised Premises, installation water and
                                           other pipes apparatus fittings fixtures and
                                           all  necessary plumbing.

                                  All debris and waste materials of whatever nature
                                  resulting from the aforesaid works shall be disposed
                                  by the Sub-lessee in a manner prescribed by the
                                  Sub-lessor failing which the Sub-lessor reserves the
                                  right (without being under any obligation to do so) to
                                  dispose of the same and all costs and expenses
                                  incurred by the Sub-lessor in this respect shall be
                                  paid by the Sub-lessee to the Sub-lessor within seven
                                  (7)  days of the Sub-lessor notifying the Sub-lessee
                                  of the amount thereof.

                          (j)     To use for carrying out the works referred to in                 Installa-
                                  Clause 2(i) above materials of such standards as to              tions and
                                  type quality and size as the Sub-lessor shall                    Partitions
                                  determine and cause such partitions installations and
                                  other works to be carried out in the Demised Premises
                                  in accordance with plans and specifications that shall
                                  have received the prior written approval of the
                                  Sub-lessor and the relevant authorities.  Such works
                                  shall only be effected by a contractor approved by the
                                  Sub-lessor and in accordance with approved plans and
                                  specifications under the supervision of an architect
                                  or engineer approved by the Sub-lessor and the
                                  completion thereof shall be subject to approval by the
                                  Sub-lessor and the Sub-lessee shall not make any
                                  additions, alterations or renovations to the said
                                  works except with the prior approval in writing of the
                                  Sub-lessor.

                          (k)     Not to make or permit to be made any works alterations           Alterations
                                  in or additions to the Demised Premises or any part              and
                                  thereof or the fixtures and fittings therein without             Additions
                                  having first obtained the written consent of the
                                  Sub-lessor and the relevant authorities and in the
                                  event of such consent being given to carry out at the
                                  Sub-lessee's own cost and expense such alterations or
                                  additions with such materials and in such manner and
                                  at such time(s) as shall be designated by the
                                  Sub-lessor.

                          (l)     The fees of any architect engineer or other consultant           Fees of
                                  employed by the Sub-lessor for the purpose of                    Architects
                                  considering and approving any plans specifications               Engineers
                                  materials and all works carried out by the Sub-lessee            etc.
                                  and all other costs, charges and expenses incurred by
                                  the Sub-lessor in connection therewith shall be a debt
                                  due from the Sub-lessee to the Sub-lessor and shall be
                                  paid by the Sub-lessee to the Sub-lessor within seven
                                  (7) days of the Sub-lessor notifying the Sub-lessee of
                                  the amount thereof.  No delay in carrying out and
                                  completing all or any of the said works (including
                                  installations of telephones and teleprinters) in at or
                                  about the Demised Premises, whether caused by any
                                  governmental and/or statutory authorities or
                                  otherwise, shall be a ground for postponing the
                                  commencement of the term hereby created or relieve in
                                  any way the Sub-lessee from the performance and
                                  observance of the covenants conditions and
                                  stipulations herein contained and on his part to be
                                  performed and observed.

                          (m)     Not to use or permit the Demised Premises for purposes           Permitted
                                  other than for the manufacture and assembly of                   Use of
                                  computer peripherals and related activities.                     Demised
                                                                                                   Premises

                          (n)     To permit the Sub-lessor and its agents with or                  Access to
                                  without workmen and others and with or without                   Demised
                                  appliances and/or materials from time to time at all             Premises
                                  reasonable times to enter upon the Demised Premises or
                                  any part thereof and to view, inspect and test the
                                  condition thereof, or make such

                                  investigations as the Sub-lessor may deem necessary,
                                  and to do such works and things as may be required for
                                  any repairs rectifications alterations or improvements
                                  to  the Demised Premises or any part or parts of the
                                  Industrial Park, and forthwith to repair amend and
                                  make good in proper and workmanlike manner any defects
                                  for which the Sub-lessee is liable and of which a
                                  written notice shall be given to the Sub-lessee or
                                  left on the Demised Premises and to pay the
                                  Sub-lessor's cost of survey or otherwise in respect of
                                  the preparation of any such notice and if the
                                  Sub-lessee shall not within such period of time as
                                  required by the Sub-lessor proceed diligently with the
                                  execution of such repairs rectifications or works then
                                  the Sub-lessor may enter upon the Demised Premises and
                                  execute such repairs rectifications or works and the
                                  cost thereof shall be a debt due from the Sub-lessee
                                  to the Sub-lessor and shall be paid by the Sub-lessee
                                  to the Sub-lessor within seven (7) days of the
                                  Sub-lessor notifying the Sub-lessee of the amount
                                  thereof.

                          (o)     At all times to keep the interior of the Demised                 Tenantable
                                  Premises the flooring and interior plaster and other             Repair
                                  surface materials or rendering on walls and ceilings
                                  and fixtures thereon and therein including doors
                                  windows glass locks fastening electric wires and
                                  installations and fittings for light and power in a
                                  clean and good state of tenantable repair and
                                  decorative order and condition (fair wear and tear
                                  excepted) and to replace or repair any part of the
                                  Demised Premises and the fixtures and fittings therein
                                  which shall be broken or damaged and further if any
                                  damage is caused to the Sub-lessor or to any person
                                  whomsoever directly or indirectly through the said
                                  damaged condition of any part of the interior of the
                                  Demised Premises the flooring and interior plaster and
                                  other surface materials or rendering on walls and
                                  ceilings and fixtures thereon and therein including
                                  doors windows glass locks fastenings electric wires
                                  and installation and fittings for light and power the
                                  Sub-lessee shall be wholly responsible

                                  therefore and shall fully indemnify the Sub-lessor
                                  against all claims demands actions and legal
                                  proceedings whatsoever.

                          (p)     To keep the Demised Premises and every part thereof              Cleaning of
                                  clean and in the fullest possible hygienic condition             Demised
                                  and to keep all pipes drains basins sinks and water              Premises
                                  closets if any in the Demised Premises  clean  and
                                  unlocked.  Any cleaners employed by the Sub-lessee for
                                  the purposes hereof shall be at the sole expense and
                                  responsibility of the Sub-lessee and shall be subject
                                  to the prior written approval of the Sub-lessor.  In
                                  addition all debris and waste materials of whatever
                                  nature shall be disposed of by the Sub-lessee, daily,
                                  in a manner prescribed by the Sub-lessor failing which
                                  the Sub-lessor reserves the right (without being under
                                  any obligation to do so) to dispose of the same and
                                  all costs and expenses incurred by the Sub-lessor in
                                  this respect shall be paid by the Sub-lessee to the
                                  Sub-lessor within seven (7) days of the Sub-lessor
                                  notifying the Sub-lessee of the amount thereof.

                          (q)(i)  Not to affix erect attach paint or exhibit or permit             Signs,
                                  or suffer so to be upon any part of the exterior of              Unsightly
                                  the Demised Premises any placard poster notice                   Objects
                                  advertisement name or sign or television or wireless
                                  mast or aerial whatsoever save and except such as
                                  shall have been previously approved in writing by the
                                  Sub-lessor.

                            (ii)  To keep the windows of the Demised Premises closed at all times so as to maintain an efficient
                                  air-conditioning system and not to erect or install
                                  thereon or on any glass panel any sign, device,
                                  furnishing ornament or object which is visible from
                                  outside the Demised Premises and which, in the opinion
                                  of the Sub-lessor, is incongruous or unsightly or may
                                  detract from the general appearance of the building.

                          (r)     Not to use or permit the Demised Premises to be used             Noise/
                                  for any unlawful or immoral purpose and not to do or             Nuisance
                                  permit to be done any act or thing which in the
                                  opinion of the Sub-lessor may become a nuisance
                                  disturbance or cause or likely to cause damage to the
                                  Sub-lessor or its Sub-lessees or other persons
                                  occupying or using the Industrial Park or any part
                                  thereof.

                          (s)     Not to obstruct litter or make untidy any parts of the           Obstruction
                                  Industrial Park.                                                 and
                                                                                                   Littering

                          (t)     Not to block up darken or obstruct any of the windows            Obstruction
                                  or light belonging to the Demised Premises or to any             of Light
                                  part of the Industrial Park.

                          (u)     Not to place or take into the passenger lifts any                Use of
                                  baggage furniture parcels sacks bags heavy articles or           Lifts
                                  other goods or merchandise without the prior approval
                                  of the Sub-lessor save only such light articles as
                                  brief-cases, attache cases and handbags.

                          (v)     To use the service lift(s) provided for the Industrial
                                  Park in a manner prescribed by the Sub-lessor.

                          (w)     At all times during the term hereby created to comply            Compliance
                                  with promptly and at the Sub-lessee's expense all such           with
                                  requirements as may be imposed on the occupier of the            Statutes,
                                  Demised Premises by any statute now or hereafter in              By-Laws
                                  force and any bye-laws orders rules regulations                  etc.
                                  requirements and notices thereunder and to indemnify
                                  and keep the Sub-lessor fully indemnified against all
                                  costs claims liabilities fines or other expenses
                                  whatsoever which may fall upon the Sub-lessor by
                                  reason of any non-compliance thereof.  In addition and
                                  without prejudice to the foregoing if the Sub-lessee
                                  is a sole proprietorship or partnership the Sub-lessee
                                  shall submit to the Sub-lessor evidence of his/their
                                  registration with the Registrar of Business Names or
                                  any subsequent renewal thereof.

                          (x)     Not to bring or allow to be brought on to the Demised            Machinery
                                  Premises or any part of the Industrial Park used in
                                  common with the Sub-lessor and other Sub-lessees any
                                  machines or machinery save and except typewriters and
                                  such equipment as are required for the business of the
                                  Sub-lessee subject to the other provisions herein
                                  contained.

                          (y)     Subject to Clause 4(j) hereof not to load or permit or           Excess Load
                                  suffer to be loaded on any part of the floors of the
                                  Demised Premises to a weight greater than as specified
                                  in the Third Schedule hereto except otherwise approved
                                  in writing by the Sub-lessor and shall when required
                                  by the Sub-lessor distribute any load on any part of
                                  the floor of the Demised Premises in accordance with
                                  the directions and requirements of the Sub-lessor and
                                  in the interpretation and application of the
                                  provisions of this Clause the decision of the surveyor
                                  architect or engineer of the Sub-lessor shall be final
                                  and binding on the Sub-lessee.

                          (z)     Not without the prior written consent of the                     Food and
                                  Sub-lessor to permit any vendors of food or drink or             Drink
                                  the servants or agents of such vendors to bring on to
                                  the Demised Premises or any part thereof or on to the
                                  Industrial Park or any part thereof food or drink for
                                  the consumption by the occupiers of the Demised
                                  Premises save and except contractors who have been
                                  given the right by the Sub-lessor to provide food and
                                  drink service for the occupiers of the Industrial
                                  Park.

                          (aa)    Not to store in or bring upon any part of the Demised            Prohibited
                                  Premises or the Industrial Park any arms ammunition or           Uses
                                  unlawful goods or any explosive, toxic or combustible
                                  substance or any substance of a dangerous nature or to
                                  use the Demised Premises or any part thereof for the
                                  storage or cooking of food or to permit or suffer
                                  anyone to sleep or reside therein or to permit any
                                  auction sale to take place therein or thereat.

                          (ab)    Not to do or permit or suffer to be done anything                Avoidance of
                                  whereby the policy or policies of insurance against              Insurance
                                  damage or loss by fire or other risks on the                     Policy and
                                  Industrial Park or any part thereof may be rendered              Additional
                                  void or voidable or whereby the rate of premium                  Premium

                                  thereon may be increased and to make good all damage
                                  suffered by the Sub-lessor and to repay to the
                                  Sub-lessor all sums paid by way of increased premium
                                  and all expenses incurred by the Sub-lessor in or
                                  about the renewal of such policy or policies rendered
                                  necessary by the breach or non-observance of this
                                  covenant without prejudice to any other rights of the
                                  Sub-lessor.

                          (ac)    Not to assign sublet license or in any way dispose of            Subletting
                                  or part with possession of the Demised Premises or any           and
                                  part thereof or either by way of Sub-letting sharing             Assignment
                                  or other means whereby any company person or persons
                                  not a party  to  this  Sub-lease obtains the use or
                                  possession of the Demised Premises or any part
                                  thereof irrespective of whether or not any rental or
                                  other consideration is given for such use or
                                  possession and in the event of such transfer or
                                  sharing this Sub-lease shall at the option of the
                                  Sub-lessor forthwith be determined and the Sub-lessee
                                  shall forthwith surrender the Demised Premises to the
                                  Sub-lessor with vacant possession.  For the purposes
                                  hereof any amalgamation and/or reconstruction effected
                                  by the Sub-lessee (if a company) shall be deemed an
                                  assignment of this Sub-lease.

                          (ad)    That the Sub-lessee shall indemnify and keep                     Indemnity
                                  indemnified the Sub-lessor in full from and against:

                                  (i)      all claims demands actions suits proceedings
                                           orders damages costs losses and expenses of
                                           any nature whatsoever which the Sub-lessor
                                           may suffer or incur in connection  with loss
                                           of life, personal injury and/or damage to
                                           property arising from or out of any
                                           occurrences in, upon or at the Demised
                                           Premises or the use of the Demised Premises
                                           or any part thereof by the Sub-lessee;

                                  (ii)     all loss and damage to the Demised Premises
                                           the Industrial Park and to all property
                                           therein caused directly or indirectly by the
                                           Sub-lessee and in particular but without
                                           limiting the generality of the foregoing
                                           caused directly or indirectly by the use or
                                           misuse, waste or abuse of water gas or
                                           electricity or faulty fittings or fixtures of
                                           the Sub-lessee.

                                  (ae)     To observe and perform and to cause all his             Rules and
                                           employees independent contractors agents                Regulations
                                           invitees and licensees to observe and perform
                                           all the rules and regulations made by the
                                           Sub-lessor under Clause 4(1) hereof for the
                                           proper management of the Industrial Park and
                                           notified in writing by the Sub-lessor to the
                                           Sub-lessee from time to time.

                                           Provided Always  that the Sub-lessor shall
                                           not be liable to the Sub-lessee in any way
                                           for violation of the rules and regulations by
                                           any persons including other Sub-lessees of
                                           the Industrial  Park or  the employees
                                           independent contractors agents visitors
                                           invitees or licensees thereof.

                                  (af)     Subject to Clause 2(ai) hereof, not to remove           Prohibition
                                           at or prior to the expiration or sooner                 Against
                                           determination of the term hereby created                Removal
                                           unless required by the Sub-lessor any
                                           electrical wiring installation or fixtures
                                           air-conditioning ducts conduits water and
                                           other pipes ceilings partitions and flooring
                                           installed or fixed by the Sub-lessee in at or
                                           about the Demised Premises.

                                  (ag)     Immediately upon the expiration or sooner               Yielding up
                                           determination of the term hereby created to             of Premises
                                           yield up to the Sub-lessor the Demised
                                           Premises with the fixtures and fittings
                                           thereto (including such Sub-lessee's fixtures
                                           as are required by the Sub-lessor pursuant to
                                           the foregoing) in good clean tidy and
                                           tenantable repair and condition (fair wear
                                           and tear only excepted).

                                  (ah)     In addition to the foregoing and immediately            Restoration
                                           prior to the expiration or sooner
                                           determination of the term hereby created and
                                           as instructed by the Sub-lessor to  restore
                                           the Demised Premises to its original  state
                                           and condition to the satisfaction of the
                                           Sub-lessor and if the Sub-lessee shall fail
                                           to restore the Demised Premises as aforesaid
                                           the Sub-lessor may restore the same and
                                           recover from the Sub-lessee the costs of such
                                           restoration together with all rent and other
                                           amounts which the

                                           Sub-lessor would have been entitled to
                                           receive from the Sub-lessee had the period
                                           within which such restoration is effected by
                                           the Sub-lessor been added to the term hereby
                                           created provided that such period to be added
                                           by the Sub-lessor shall not exceed fifteen
                                           (15) days.

                                  (ai)     In complying with Clause 2(ah) hereof and if            Removal of
                                           so required by the Sub-lessor, the Sub-lessee           Internal
                                           shall remove all such internal partitions               Fittings
                                           and/or fixtures and installations of the                and Works
                                           Sub-lessee or any part thereof as are not
                                           required by the Sub-lessor pursuant to Clause
                                           2(af) hereof from all portions of the Demised
                                           Premises vacated by the Sub-lessee
                                           immediately upon or prior to the expiration
                                           or sooner determination of the term hereby
                                           created and in default thereof the Sub-lessor
                                           may remove and dispose of the same.  All
                                           damage done to the Demised Premises by such
                                           removal shall be made good by the Sub-lessee
                                           immediately upon or prior to the expiration
                                           or sooner determination of the term hereby
                                           created and if the Sub-lessee fails to do so
                                           the Sub-lessor may make good all such damage.
                                           All costs incurred by the Sub-lessor in such
                                           removal or disposal or in making good such
                                           damage shall be a debt due from the
                                           Sub-lessee to the Sub-lessor and shall be
                                           paid by the Sub-lessee to the Sub-lessor
                                           within seven  (7) days of the Sub-lessor
                                           notifying the Sub-lessee of the amount
                                           hereof.

                                  (aj)     Not to use the Demised Premises for                     Tin Smelting
                                           tin-smelting or the production of tin by
                                           other processes including electrolysis.

                                  (ak)     Not to utilize the Demised Premises before              Approval
                                           obtaining clearance on the use of the Demised           from
                                           Premises from the Pollution Control                     Pollution
                                           Department.                                             Control
                                                                                                   Department

                                  (al)     Not to utilize the Demised Premises before              Approval
                                           submitting details of trade affluent                    from
                                           discharge to the Sewerage Department for                Sewerage
                                           consideration.                                          Department

                 3.       The Sub-lessor hereby covenants with the Sub-lessee as                   Sub-Lessor's
                 follows:                                                                          Covenants

                          (a)     To pay all rates taxes and assessments imposed upon or           Payment of
                                  in respect of the Industrial Park or any part thereof            Rates,
                                  save and except those which the Sub-lessee has                   Taxes etc.
                                  covenanted to pay.

                          (b)     That the Sub-lessee duly paying the rent hereby                  Quiet
                                  reserved and observing and performing the several                Enjoyment
                                  covenants and obligations herein before contained
                                  shall peaceably hold and enjoy the Demised Premises
                                  during the term hereby created without any disturbance
                                  by the Sub-lessor or any person lawfully claiming
                                  under or in trust for the Sub-lessor.

                          (c)     So far as practicable but subject always to Clause 4             Air-
                                  hereof to provide:                                               Conditioning
                                                                                                   Electricity
                                   (i)     Air-conditioning services;                              and Water

                                  (ii)     Electricity for the lighting of the passages
                                           corridors toilets and other parts of the
                                           Industrial Park used by the Sub-lessee in
                                           common with others;

                                  (iii)    Water for the common toilets (except those
                                           within the Demised Premises) in the
                                           Industrial Park.

                          (d)     To keep the roof main drains and pipes all external              Common Areas
                                  walls and all common areas of the Industrial Park
                                  including the entrances corridors passages stairways
                                  landings car-park lifts common toilets clean and in
                                  good repair including repainting and redecorating of
                                  the same or any  part thereof at such times and in
                                  such manner as the Sub-lessor in its absolute
                                  discretion may consider necessary.  Provided Always
                                  that the Sub-lessor shall not be liable for any loss
                                  or injury sustained by the Sub-lessee through the
                                  neglect default negligence or misconduct of the
                                  Sub-lessor's cleaning contractors agents servants
                                  and/or licensees.

                          (e)     To keep the lifts staircases landings and such common            Lighting
                                  parts as aforesaid well and sufficiently  cleaned and            and
                                  lighted and to keep the lifts in proper working order            Watchmen
                                  and

                                  to employ a watchman or watchmen for the protection at
                                  night of the Industrial Park (but not so as to render
                                  the Sub-lessor liable for any loss sustained by the
                                  Sub-lessee through the neglect  default negligence or
                                  misconduct of such watchman or watchmen).

                          (f)     At all times throughout the term hereby created to               Insurance
                                  insure and keep insured the Industrial Park (excluding
                                  the Sub-lessee's fittings and fixtures) against loss
                                  or damage by fire.

                 4. PROVIDED ALWAYS and it is hereby agreed and declared as follows:

                          (a)     If the rent hereby reserved or any part thereof shall            Re-entry of
                                  at any time be unpaid for fourteen (14) days after               Sub-lessor
                                  becoming payable (whether any formal or legal demand
                                  therefore shall have been made or not) or if any
                                  covenant on the Sub-lessee's part herein contained
                                  shall not be performed or observed or if the
                                  Sub-lessee being a company shall be struck off the
                                  Register of Companies or shall go into liquidation
                                  whether voluntary (except for the purpose of
                                  amalgamation or reconstruction) or compulsory or a
                                  receiver shall be appointed of its undertaking,
                                  property or assets or any part thereof, or being a
                                  sole proprietorship or partnership shall fail to renew
                                  its Certificate of registration, or being an
                                  individual shall have a receiving order or an
                                  adjudicating order made against him or if the
                                  Sub-lessee shall make any assignment for the benefit
                                  of his creditors or enter into an agreement or make
                                  any arrangement with his creditors for liquidation of
                                  his debts by composition or otherwise or suffer any
                                  distress or execution to be levied on his goods
                                  property or assets then and in any one of the said
                                  cases it shall be lawful for the Sub-lessor  at any
                                  time thereafter to re-enter upon the Demised Premises
                                  or any part thereof in the name of the whole and
                                  thereupon the term hereby

                                  created shall forthwith and absolutely cease and
                                  determine but without prejudice at any time to any
                                  right of action of the Sub-lessor in respect of unpaid
                                  rent or any antecedent breach of the Sub-lessee's
                                  covenants herein contained.

                          (b)     In addition and without prejudice to any other right             Interest
                                  power or remedy of the Sub-lessor if the rent hereby             on Arrears
                                  reserved or any other moneys payable by the Sub-lessee
                                  to the Sub-lessor thereunder or any part thereof shall
                                  at any time remain unpaid for fourteen (14) days after
                                  the same shall have become  due (whether any formal or
                                  legal demand therefor shall have been made or not)
                                  then the Sub-lessee shall pay to the Sub-lessor
                                  interest thereon calculated from the date on which
                                  such moneys fall due for payment to the date on which
                                  such moneys are paid to or recovered in full by the
                                  Sub-lessor as the case may be.  The Sub-lessor shall
                                  be entitled to recover such interest from the
                                  Sub-lessee as if such interest were rent in arrears.
                                  Such interest shall be calculated from day to day;

                                   (i)     at the rate of twelve per centum (12%)per
                                           annum, or

                                  (ii)     at  the rate per annum of three per centum
                                           (3%) over and above the prime interest rate
                                           for the time being prescribed by The
                                           Development Bank of Singapore Limited,

                                  whichever is the greater.

                          (c)     In the event of the Demised Premises or any part                 Untenanti-
                                  thereof or the Industrial Park or any part thereof at            bility
                                  any time during the term hereby created being so
                                  damaged or destroyed by fire act of God or other cause
                                  beyond the control of the Sub-lessor as to render the
                                  Demised Premises unfit for use or access thereto
                                  impossible for a period of more than one (1) month
                                  (except where such damage or destruction has been
                                  caused by the default or negligence of the Sub-lessee
                                  or his servants or agents) the rent hereby covenanted
                                  to be paid or a fair

                                  proportion thereof according to the nature and extent
                                  of the damage sustained shall be suspended until the
                                  Demised Premises shall again be rendered fit for
                                  occupation and use or until access thereto may be
                                  obtained as the case may be, and any dispute
                                  concerning this Clause shall be referred to
                                  arbitration in accordance with the Arbitration Act
                                  (Cap 10).

                          (d)     If the unfitness of the Demised Premises or the                  Holding Over
                                  inaccessibility thereto as aforesaid shall continue
                                  for a period of more than three (3) months either the
                                  Sub-lessor or the  Sub-lessee shall be at liberty by
                                  notice in writing to determine the term hereby created
                                  and upon such notice being given the term hereby
                                  granted shall absolutely cease and determine but
                                  without prejudice to any right of action of the
                                  Sub-lessor or the Sub-lessee in respect of any
                                  antecedent breach of this Sub-lease by the Sub-lessee
                                  or the Sub-lessor as  the case may be.

                          (e)     Notwithstanding anything herein contained the                    Sub-lessor
                                  Sub-lessor shall be under no liability either to the             Not Liable
                                  Sub-lessee or to others who may be permitted to enter
                                  or use the Industrial Park or any part thereof for
                                  accidents happenings or injuries sustained or for loss
                                  of or damage to property goods or chattels in the
                                  Industrial Park or in any part thereof whether arising
                                  from the negligence of the Sub-lessor or that of any
                                  servant or agent of the Sub-lessor or otherwise.

                          (f)     Notwithstanding anything herein contained the                    No Claim by
                                  Sub-lessor shall not be liable to the Sub-lessee nor             Sub-lessee
                                  shall the Sub-lessee have any claim against the
                                  Sub-lessor in respect of:

                                  (i)      any interruption in any of the services
                                           herein mentioned by reason of necessary
                                           repair or maintenance of any installations or
                                           apparatus or damage thereto or destruction
                                           thereof by fire water riot act of God or
                                           other cause beyond the Sub-lessor's control
                                           or by reason of mechanical or other defect

                                           or breakdown or other inclement conditions or
                                           unavoidable shortage of manpower fuel
                                           materials electricity or water or labor
                                           disputes;

                                  (ii)     any act omission default misconduct or
                                           negligence of any porter attendant or other
                                           servant or employee of the Sub-lessor in or
                                           about the performance or purported
                                           performance of any duty relating to the
                                           provision of the said services or any of
                                           them;

                                  (iii)    any damage injury or loss arising out of
                                           leakage of the piping wiring and sprinkler
                                           system in the Demised Premises or the
                                           Industrial Park and/or out of any defect in
                                           the structure of the Demised Premises or the
                                           Industrial Park.

                          (g)     Subject to the approval of HDB, the Sub-lessor shall             Option to
                                  at the written request of the Sub-lessee made not less           Renew
                                  than six (6) months before the expiration of the term
                                  hereby created and if there shall not at the time of
                                  such request be  any existing breach or non-observance
                                  of any of the covenants on the part of the Sub-lessee
                                  herein contained and at the Sub-lessee's expense grant
                                  to the Sub-lessee a further term of the Demised
                                  Premises the Sub-lease for which must be signed by the
                                  Sub-lessee at a date not less than one (1) month
                                  before the expiration of the term hereby created.  The
                                  renewed term shall be for a period of two (2) years
                                  commencing from the date immediately following the
                                  expiration of the term hereby created at a revised
                                  rent, and upon terms and conditions as shall be
                                  imposed by the Sub-lessor.  Provided Always that
                                  within two (2) weeks of the receipt of the
                                  Sub-lessor's notification of the revised rent, terms
                                  and conditions, the Sub-lessee shall in writing inform
                                  the Sub-lessor whether the revised rent, terms and
                                  conditions are acceptable or otherwise.  In the event
                                  that the revised rent, terms and conditions are not
                                  acceptable to the Sub-lessee and/or if the Sub-lessee
                                  shall fail to sign the Sub-lease for the renewed term
                                  by the date stipulated above then this option shall
                                  lapse and the Sub-lessor shall be free of all
                                  obligations whatsoever to grant to the Sub-lessee any
                                  further term.

                          (h)     The Sub-lessor shall be entitled to close the outer              Outer Doors
                                  doors of the Industrial Park and keep the same closed            of Building
                                  and locked after the hour of 12 midnight and before
                                  the hour of 6 a.m. on Mondays to Saturdays except on
                                  Sundays and gazetted Public Holidays when the
                                  Sub-lessor may keep  the outer doors closed all day.
                                  The Sub-lessee will not without obtaining special
                                  permission from the Sub-lessor enter the Demised
                                  Premises on Sundays or gazetted Public Holidays or
                                  before 6 a.m. or after 12 midnight on Mondays to
                                  Saturdays.

                          (i)     All loading and unloading carried out by the                     Loading and
                                  Sub-lessee shall only be effected at such location(s)            Unloading
                                  and at such times as the Sub-lessor may from time to
                                  time prescribe.

                          (j)     The Sub-lessor shall in all cases retain and have the            Weights and
                                  power to prescribe the weight and proper position of             Stresses
                                  all iron or steel safes and other heavy equipment
                                  articles or goods whatsoever and any or all damage
                                  caused to the Industrial Park or any part thereof or
                                  to the common areas by  the Sub-lessee or anyone on
                                  his behalf by taking in or putting out a safe
                                  furniture goods or other articles or during the time
                                  such are in the Industrial Park shall be made good by
                                  the  Sub-lessee or by the Sub-lessor at the sole
                                  expense of  the Sub-lessee.  The Sub-lessee shall pay
                                  to the Sub-lessor the amount of such damage made good
                                  by the Sub-lessor within seven (7) days of the
                                  Sub-lessor notifying the Sub-lessee of the amount
                                  thereof.

                          (k)     No consent or waiver expressed or implied by the                 Waiver of Defaults
                                  Sub-lessor to or of any breach of any  covenant
                                  condition or duty of the Sub-lessee shall be construed
                                  as a consent or waiver to or of any other breach of
                                  the same or  any other covenant condition or duty and
                                  shall not prejudice in any way the rights powers and
                                  remedies of the Sub-lessor herein contained.  Any
                                  acceptance of rent hereby reserved by the Sub-lessor
                                  shall not be deemed to operate

                                  as a waiver by the Sub-lessor of any right to  proceed
                                  against the Sub-lessee in respect of a breach by the
                                  Sub-lessee of any of his obligations hereunder.

                          (l)     The Sub-lessor shall have the right at any time and              Sub-lessor's
                                  from time to time to make add to amend cancel or                 Right to
                                  suspend any rules and regulations in respect of the              make Rules
                                  Industrial Park as in the judgment of the Sub-lessor             and
                                  may from time to time be required for the management             Regulations
                                  safety care or cleanliness of the Industrial Park or
                                  for the preservation of good order therein or for the
                                  convenience of Sub-lessees and all such rules and
                                  regulations shall bind the Sub-lessee upon and from
                                  the date on which notice in writing thereof is given
                                  to him by the Sub-lessor.  If there shall be any
                                  inconsistency between the provisions of this Sub-lease
                                  and the provisions of such rules and regulations then
                                  the provisions of this Sub-lease shall prevail.

                          (m)     Any notice or other documents or writing required to             Service of
                                  be served delivered or given hereunder shall be                  Notice
                                  sufficiently served if left addressed to the
                                  Sub-lessee on the Demised Premises or sent to the
                                  Sub-lessee by registered post addressed to the
                                  Sub-lessee's registered office in Singapore or left at
                                  his last known address in Singapore and any notice
                                  document or writing to the Sub-lessor shall be
                                  sufficiently served if sent by registered post to the
                                  Sub-lessor's registered office in Singapore.

                          (n)     The covenants provisions terms and agreements herein             Exclusion of
                                  cover and comprise the whole of the agreement between            Implied
                                  the parties thereto or their appointed agents and the            Terms etc.
                                  parties hereto expressly agree and declare that no
                                  further or other covenants agreements provisions or
                                  terms whether in respect of the Demised Premises or
                                  otherwise shall be deemed to be implied herein or to
                                  arise between the parties hereto by way of collateral
                                  or other

                                  agreement by reason of any promise representation
                                  warranty or undertaking given or made by either party
                                  hereto to the other on or prior to the execution
                                  hereof and the existence of any such implication or
                                  collateral or other agreement is hereby negatived.

                          (o)     In the event that pursuant to HDB's condition for its            HDB's Notice
                                  consent to this Sub-lease of the Demised Premises to             of
                                  the Sub-lessee, HDB gives 3 months' notice in writing            Termination
                                  requiring this Sub-lease and the term hereby created
                                  to be terminated, the term hereby created shall upon
                                  the expiry of HDB's notice absolute cease and
                                  determine, without prejudice to any rights of action
                                  of the Sub-lessor in respect of unpaid rent or any
                                  antecedent breach of the Sub-lessee's covenants herein
                                  contained, but without the Sub-lessor being liable for
                                  any inconvenience, loss, damages, compensation, costs
                                  or expenses whatsoever in respect of such termination.

                 5.       (a)     The headings and marginal notes appearing in this                Marginal
                                  Sub-lease are inserted only as a matter of convenience           Notes
                                  and in no way define limit construe or  describe the
                                  scope or intent of the section or clauses of this
                                  Sub-lease nor in any way affect  this Sub-lease.

                          (b)     In the interpretation of this Sub-lease except to the            Interpre-
                                  extent that such interpretation shall be excluded by             tation
                                  or be repugnant to the context when used herein:

                                  (i)      "the Sub-lessor" shall include its successors
                                           in title assigns employees agents
                                           representatives person or company for the
                                           time being entitled to the reversion
                                           immediately expectant on the term hereby
                                           created and where the context so admits the
                                           Sub-lessor's employees agents and
                                           representatives.

                                  (ii)     "person" shall be deemed to include a
                                           corporation.

                                  (iii)    "restoration" used in the context hereof
                                           shall mean the restoration of the Demised
                                           Premises to its original state and condition
                                           including:

                                           (a)     the making good of any damage or
                                                   disfigurement caused to walls doors
                                                   windows or any part of the Demised
                                                   Premises;

                                           (b)     the washing down of the whole of the
                                                   interior of the Demised Premises;

                                           (c)     the painting with two coats of oil
                                                   paint or emulsion paint or other
                                                   appropriate treatment of all of the
                                                   internal parts of the Demised
                                                   Premises previously so treated
                                                   respectively;

                                           (d)     the re-polishing of all the internal
                                                   parts  previously polished;

                                           (e)     the graining and varnishing of all
                                                   the internal parts previously grained
                                                   and varnished;

                                           (f)     the replacing of all floor tiles
                                                   which in the opinion of the
                                                   Sub-lessor are worn or damaged and in
                                                   need of replacement;

                                           (g)     the removal and clearance of all
                                                   waste rubbish and other unwanted
                                                   material from the Demised Premises;

                                           (h)     the surrender of all keys giving
                                                   access to all parts of the Demised
                                                   Premises held by the Sub-lessee or
                                                   any of the Sub-lessee's employees or
                                                   agents irrespective of whether or not
                                                   the same have been supplied by the
                                                   Sub-lessor.

                                  (iv)     "the Sub-lessee" shall include if the
                                           Sub-lessee is an individual, his personal
                                           representative and permitted assigns, or if
                                           the  Sub-lessee is a company, its permitted
                                           assigns and successors in title and in either
                                           case where the context 50 admits the
                                           Sub-lessee's employees agents licensees
                                           invitees visitors independent contractors and
                                           servants.

                                  (v)      "HDB" shall mean the Housing and Development
                                           Board.

                                  (vi)     words importing the singular or plural number
                                           shall be deemed to include the plural or
                                           singular number respectively and words
                                           importing the masculine gender only shall
                                           include the feminine or neuter gender as the
                                           case may require, and

                                  (vii)    where two or more persons are included in the
                                           term "the Sub-lessee" all covenants,
                                           agreements, terms, conditions and
                                           restrictions shall be binding on them jointly
                                           and each of them severally and shall also  be
                                           binding on their personal representatives and
                                           permitted assigns respectively jointly and
                                           severally.


                          IN WITNESS WHEREOF the parties hereto have executed
this Sub-lease the day and year first above written.



                      THE FIRST SCHEDULE ABOVE REFERRED TO

                          ALL THAT premises estimated to contain an area of
approximately 10,024.0 square meters on the building known as 750B Chai Chee Road, 2nd, 4th and 5th Storey erected on the land marked on the Government Resurvey Map as Mukim 27 Lot 3997 pt comprised in the District of Bedok Singapore as outlined in red on the plan annexed hereto.


                     THE SECOND SCHEDULE ABOVE REFERRED TO

             The rent of the Demised Premises shall be as follows:

             Dollars Nineteen ($19.00) per square meter per month.


                      THE THIRD SCHEDULE ABOVE REFERRED TO

                                                       Allowable live
                  Storey                                load (KN/m2)
                  ------                                ------------

                  Second                                     10

                  Fourth                                     10

SIGNED SEALED AND DELIVERED by the         )
Sub-lessor by its Attorney TAN AH BAH      )
acting under a Power of Attorney           )
dated the 6th day of August 1992           )
(a copy of which was deposited in          )
the Registry, Supreme Court, Singapore     )
on the 2nd day of September 1992           )
registered as No. 4214 of 1992)            )
in the presence of:                        )


SIGNED SEALED AND DELIVERED by             )
                                           )
                                           )
(the Sub-lessee)                           )
in the presence of:                        )





                     OR





THE COMMON SEAL of WESTERN DIGITAL         )
(SINGAPORE) PTE LTD                        )
                                           )
(the Sub-lessee)                           )
was hereunto affixed in the presence of:   )

                                               -  Director

                                               -  Director



                     OR

SIGNED SEALED AND DELIVERED by the         )
Sub-lessee by its Attorney                 )
                                           )
acting under a Power of Attorney           )
dated the ___ day of __________ 19__       )
(a copy of which was deposited in          )
the Registry, Supreme Court, Singapore     )
on the ___ day of _____________ 19___ and  )
registered as No. ______ of 19__)          )
in the presence of:                        )

                                   Figure 1


                                   Figure 2


                                   Figure 3

                             APPENDIX - FLOOR PLANS


Figure 1 * Second Story Floor Plan -
           750B Chai Chee Road
           Chai Chee Industrial Park

Figure 2 * Fourth Story Floor Plan -
           750B Chai Chee Road
           Chai Chee Industrial Park

Figure 3 * Fifth Story Floor Plan -
           750B Chai Chee Road
           Chai Chee Industrial Park